Gross Unrealized Holding Losses and Fair Value of Available-for-Sale Securities, Aggregated by Length of Time Individual Securities that have been in Continuous Unrealized Loss Position (Detail) (Marketable equity securities available for sale)
In Thousands, unless otherwise specified
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale securities, Less than 12 months Fair value	$ 3,317	¥ 272,000	¥ 479,000
Available-for-sale securities, Less than 12 months Gross unrealized holding losses	353	29,000	114,000
Available-for-sale securities, 12 months or longer Fair value
Available-for-sale securities, 12 months or longer Gross unrealized holding losses
Available-for-sale securities, Total Fair value	3,317	272,000	479,000
Available-for-sale securities, Total Gross unrealized holding losses	$ 353	¥ 29,000	¥ 114,000